UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report - January 7, 2005

DIMECO, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-49639	23-2250152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

820 Church Street Honesdale, Pennsylvania	18431
(Address if principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (570) 253-1970

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) and 5.02(c). Departure of Directors or Principal Officers; Appointment of Principal Officers

On January 1, 2005 the Board of Directors announced the retirement of Mr. Joseph J. Murray as President and member of the Board of Directors and the promotion of Mr. Gary C. Beilman to President and Chief Executive Officer of the Company and his appointment to the Board of Directors. Mr. Beilman has served in the capacity of Chief Executive Officer of the Company since January 1, 2002. He is now assuming the office of President and Member of the Board of Directors to fill the vacancy left by Mr. Murray’s retirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dimeco, Inc.
(Registrant)

/s/ Maureen H. Beilman
Maureen H. Beilman
Chief Financial Officer